Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

The Company evaluated subsequent events through March 3, 2020, the date on which these financial statements were issued.

On January 27, 2020, the Company completed an underwritten public offering of 7,250,000 ADSs representing 7,250,000 ordinary shares, at a public offering price of $11.00 per ADS.  Aggregate net proceeds to the Company, after underwriting discounts, were $75.0 million.

On February 27, 2020, the Company terminated its sublease for 27,502 square feet of office space in Rockville, Maryland and concurrently entered into a direct lease with the building owner for the same premises. The lease is non-cancellable and is scheduled to terminate in March 2025.